PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 10 NOVEMBER 2003 TO 08 FEBRUARY 2004

NOTE INFORMATION

	Class A Notes	A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,000,000,000	A$54,000,000

Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$899,597,500	A$54,000,000

Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$101,618,100	A$0

Principal Balance of each class of Note after payments referred to above have been applied	US$797,979,400	A$54,000,000

Note Factor at the end of the Quarterly Payment Date	0.797979400	1.000000000

Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$3,183,576	A$812,264

LIBOR / BBSW in respect of this quarterly period	1.17000%	5.28330%

Rate of interest payable on each class of Note in respect of this quarterly period	1.40000%	6.03330%

SUBORDINATION LEVELS

Moody’s indicative required subordination level at time of issue	3.00%
Standard & Poor’s indicative required subordination level at time of issue	1.85%
Fitch indicative required subordination level at time of issue	2.60%
Initial Subordination Level provided on the Closing Date	3.01%
Actual Subordination Level on this Quarterly Payment Date	3.75%

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES

As at 30 January 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued

REDRAW FACILITY

Redraw Facility Limit as at 30 January 2004	A$10,000,000
Redraw Facility Principal at the commencement of this Quarterly Payment Period	A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Period	A$250,000
Redraw Facility Principal repaid during the quarterly period	A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$10,182
Interest paid on Redraw Facility Principal during the quarterly period	A$1,147

PRINCIPAL CASH BALANCE IN AUD

Principal Cash Balance at the commencement of this Quarterly Payment Period	A$8,092,590
Principal Cash Balance at the end of this Quarterly Payment Period	A$7,208,950

INCOME RESERVE IN AUD

Income Reserve at the commencement of this Quarterly Payment Period	A$0
Income Reserve at the end of this Quarterly Payment Period	A$0

COLLECTION INFORMATION IN AUD

Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$211,536,301
Less : Principal Cash Balance at the end of the Quarterly Payment Period	A$7,208,950
Less : Income Reserve at the end of the Quarterly Payment Period	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Period	A$204,327,351
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$27,600,150

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$176,727,201

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$176,727,201
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$176,727,201

US$ Equivalent of Principal Collections to be applied towards repayment of US$ notes on the Quarterley Payment Date	US$101,618,100

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 10 NOVEMBER 2003 TO 08 FEBRUARY 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of Housing Loans	Number of Housing Loan	Maximum Current Housing	Minimum Current Housing
		Accounts	Loan Balance	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	7,603	9,024	A$993,284	A$0

	Weighted Average Original	Weighted Average Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	75.38%	71.36%	95.00%	A$2,261,141,726

	Outstanding Balance of	Outstanding Balance of Fixed	Outstanding Balance of	Average Current Housing
	Housing Loans	Rate Housing Loans	Variable Rate Housing Loans	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,431,887,508	A$137,862,266	A$1,294,025,242	A$188,332

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average	Stated Income
	To Maturity	Term to Maturity	Seasoning	Proportion

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	354 months	338 months	21 months	17.79%

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0

DELINQUENCY INFORMATION

As at January 1, 2004

	Number of Housing Loans	Percentage of Pool by number	Outstanding Balance of the	Percentage of Pool by
			Applicable Delinquent Housing	Outstanding Balance of
			Loans	Housing Loans

30 - 59 days	35	0.39%	A$9,578,804	0.67%
60 - 89 days	10	0.11%	A$2,336,757	0.16%
90 - 119 days	2	0.02%	A$749,103	0.05%
Greater than 120 days	6	0.07%	A$1,305,631	0.09%

Total Arrears	53	0.59%	A$13,970,295	0.97%

MORTGAGE INSURANCE CLAIMS INFORMATION

Details provided are in respect of the period since the Closing Date to the opening of business on January 1 2004.

Amount of mortgage insurance claims made:	A$0
Amount of mortgage insurance claims paid:	A$0
Amount of mortgage insurance claims pending:	A$0
Amount of mortgage insurance claims denied:	A$0